SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 1999

                       TRINET CORPORATE REALTY TRUST, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                            (State of Incorporation)

         1-11918                                           94-3175659
 (Commission File Number)                           (IRS Employer ID Number)

One Embarcadero Center, 33rd Floor
San Francisco, CA                                          94111-3722
(Address of principal executive offices)                   (Zip Code)

                                 (415) 391-4300
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On July 12, 1999, the registrant entered into a first amendment to shareholder agreement with the principal shareholders of Starwood Financial Trust, a copy of which is attached to this report as Exhibit 10.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:


    Exhibit Number (Referenced to
    Item 601 of Regulation S-K)             Description of Exhibit
    -----------------------------           ----------------------
                 10 First Amendment to Shareholder Agreement, dated July 12, 1999, among the registrant, Starwood Mezzanine Investors, L.P., SOFI-IV SMT Holdings, L.L.C. and B Holdings, L.L.C.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRINET CORPORATE REALTY TRUST, INC.


                              By: /s/ Geoffrey M. Dugan
                                  ---------------------
                                  Name:  Geoffrey M. Dugan
                                  Title: Vice President, Administration,
                                         General Counsel and Secretary

Dated:  July 15, 1999